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                              Prudential Financial
                                 Services Fund
                   a series of Prudential Sector Funds, Inc.
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                        Supplement dated August 1, 2000
                        Prospectus dated March 30, 2000

The following replaces the information contained in the Prospectus under "How the Funds are Managed--Investment Advisers" and "-Portfolio Managers" as to Prudential Financial Services Fund:

   Effective August, 2000, Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of The Prudential Investment Corporation, is the Fund's investment adviser. Jennison has served as an investment adviser to investment companies since 1990. Its address is 466 Lexington Avenue, New York, NY 10017. As of June 30, 2000, Jennison managed approximately $63.5 billion in assets. Prudential Investments Fund Management LLC, the Fund's Manager, has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services.

   Bradley Goldberg, CFA and Mark G. DeFranco are the portfolio managers of the Strategically Managed portfolio of the Fund. Mr. Goldberg, an Executive Vice President and Director of Jennison Associates LLC (Jennison) and a Vice President of The Prudential Investment Corporation, has managed the portfolio since May 2000. Mr. Goldberg joined Jennsion in 1974 as a portfolio manager. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. He holds a Chartered Financial Analyst (CFA) designation. Mr. DeFranco has served as a portfolio manager for the Fund since August 2000. Mr. DeFranco, a vice president, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as an equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

   Mark Stumpp, Ph.D., has been the portfolio manager for the Enhanced Index portfolio of the Fund since its inception. Mr. Stumpp is a Senior Managing Director of Prudential Investments. He chairs the Quantitative Management (QM) group's Investment Policy Committee and is responsible for its model portfolio. Mr. Stumpp developed the group's tactical asset allocation algorithm. He also developed and oversees the methodology underlying the group's actively managed equity portfolios. Mr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 11 years. He holds a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.
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